                                                                    Exhibit 99.2

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

      The pro forma consolidated financial statements of Corporate Property Associates 16 - Global Incorporated (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. There are no differences from the historical consolidated balance sheet of the Company at March 31, 2005 because all transactions presented were completed prior to March 31, 2005 and the effects of such transactions are reflected in the historical balance sheet. The pro forma statements of operations for the year ended December 31, 2004 and for the three-month period ended March 31, 2005, have been prepared as if the acquisitions had occurred on January 1, 2004. In addition, adjustments have been recorded to reflect the Company's asset management and performance fee expense and interest expense on the subordinated fees payable and to eliminate other interest income on uninvested cash. Pro forma adjustments are intended to reflect what the effect would have been had the Company acquired its interests in real estate and mortgage receivables as of January 1, 2004 less amounts, which have been recorded in the historical consolidated statements of operations. In management's opinion, all adjustments necessary to reflect the effects of the proposed acquisitions have been made. The pro forma financial information should be read in conjunction with the historical financial statements of the Company.

      The unaudited pro forma statements of operations are not necessarily indicative of the results of operations had the acquisitions occurred on January 1, 2004, nor are they necessarily indicative of the results of operations of future periods.

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)

                             HISTORICAL                                PRO FORMA ADJUSTMENTS
                             ----------  ------------------------------------------------------------------------------------------
                                         ACTUANT (A) U-HAUL (B) POLESTAR (C)  CASTLE ROCK (D)  FOSS (E)  TIETOENATOR (F) THALES (G)
                                         ----------- ---------- ------------  --------------- ---------- --------------- ----------
Revenue:

Rental income               $ 2,900,943   $       -  $        -  $       -      $  550,372    $1,598,330    $      -     $        -

Interest income from
   direct financing leases    2,769,476           -           -    973,952               -             -           -              -

Other operating income           76,260           -           -          -               -             -           -              -

Interest income from
   mortgage note receivable      29,779           -           -          -               -             -           -              -
                            -----------   ---------  ----------  ---------      ----------    ----------    --------     ----------
                              5,776,458           -           -    973,952         550,372     1,598,330           -              -
                            -----------   ---------  ----------  ---------      ----------    ----------    --------     ----------

Expenses:

Depreciation and
   amortization of
   intangibles                  556,506           -           -          -         125,177       330,817           -              -

General and administrative    1,034,123           -           -          -               -             -           -              -

Property expense              1,703,704           -           -          -               -             -           -              -
                            -----------   ---------  ----------  ---------      ----------    ----------    --------     ----------
                              3,294,333           -           -          -         125,177       330,817           -              -
                            -----------   ---------  ----------  ---------      ----------    ----------    --------     ----------

     Income before equity
       income, other
       interest income,
       gain and interest
       expense                2,482,125           -           -    973,952         425,195     1,267,513           -              -

Income from equity
   investments                2,339,814     151,466   1,132,357          -               -             -      47,130        580,614

Other interest income         2,288,394           -           -          -               -             -           -              -

Gain on foreign currency
   transactions, net             18,130           -           -          -               -             -           -              -

Interest expense             (2,004,489)          -           -   (412,655)       (379,608)     (526,549)          -              -
                            -----------   ---------  ----------  ---------      ----------    ----------    --------     ----------
       Net income (loss)    $ 5,123,974   $ 151,466  $1,132,357  $ 561,297      $   45,587    $  740,964    $ 47,130     $  580,614
                            ===========   =========  ==========  =========      ==========    ==========    ========     ==========

Pro forma weighted average
   shares outstanding        24,564,256

Pro forma earnings per
   share - basic and
   diluted (w)              $       .21
                            ===========

                                                                  PRO FORMA ADJUSTMENTS
                            --------------------------------------------------------------------------------------------------------
                            PLY GEM (H)  XPEDITE (I) PLANTASJEN (J) BLUE LINX (K)   HMS (L)   POHJOLA (M) CLEAN EARTH(N) PRECISE (O)
                            ----------- ------------ -------------- ------------- ----------- ----------- -------------- -----------
Revenue:

Rental income               $   134,716 $ 1,125,522   $         -    $        -   $ 1,813,603  $       -    $ 734,346    $1,447,625

Interest income from
   direct financing leases    2,101,535           -     1,651,287             -             -          -            -             -

Other operating income                -           -             -             -             -          -            -             -

Interest income from
   mortgage note receivable           -           -             -     1,167,364             -          -            -             -
                            ----------- -----------   -----------    ----------   -----------  ---------    ---------    ----------
                              2,236,251   1,125,522     1,651,287     1,167,364     1,813,603          -      734,346     1,447,625
                            ----------- -----------   -----------    ----------   -----------  ---------    ---------    ----------

Expenses:

Depreciation and
   amortization of
   intangibles                        -     312,428             -             -       414,589          -      201,687       390,302

General and administrative            -           -             -             -             -          -            -             -

Property expense                      -           -             -             -             -          -            -             -
                            ----------- -----------   -----------    ----------   -----------  ---------    ---------    ----------
                                      -     312,428             -             -       414,589          -      201,687       390,302
                            ----------- -----------   -----------    ----------   -----------  ---------    ---------    ----------

     Income before equity
       income, other
       interest income,
       gain and interest
       expense                2,236,251     813,094     1,651,287     1,167,364     1,399,014          -      532,659     1,057,323

Income from equity
   investments                        -           -             -             -             -    316,085            -             -

Other interest income                 -           -             -             -             -          -            -             -

Gain on foreign currency
   transactions, net                  -           -             -             -             -          -            -             -

Interest expense             (1,025,589)   (410,058)     (881,337)            -             -          -     (277,133)            -
                            ----------- -----------   -----------    ----------   -----------  ---------    ---------    ----------
       Net income (loss)    $ 1,210,662 $   403,036   $   769,950    $1,167,364   $ 1,399,014  $ 316,085    $ 255,526    $1,057,323
                            =========== ===========   ===========    ==========   ===========  =========    =========    ==========

Pro forma weighted average
   shares outstanding

Pro forma earnings per
   share - basic and
   diluted (w)

                                                                PRO FORMA ADJUSTMENTS                                   PRO FORMA
                            -----------------------------------------------------------------------------------------  ------------
                                            REYES                   METALS
                            IDS GROUP (P) HOLDINGS(Q) FINISAR (R)  AMERICA(S)  POLYPIPE (T) TELCORDIA (U)  OTHER (V)
                            ------------- ----------- -----------  ----------  ------------ ------------- -----------
Revenue:

Rental income               $  1,696,101  $         - $ 3,285,922  $  651,000   $  748,213   $ 8,823,598  $         -  $ 25,510,291

Interest income from
   direct financing leases             -            -           -           -            -             -            -     7,496,250

Other operating income                 -            -           -           -            -             -            -        76,260

Interest income from
   mortgage note receivable            -    1,270,895           -           -            -             -            -     2,468,038
                            ------------  ----------- -----------  ----------   ----------   -----------  -----------  ------------
                               1,696,101    1,270,895   3,285,922     651,000      748,213     8,823,598            -    35,550,839
                            ------------  ----------- -----------  ----------   ----------   -----------  -----------  ------------

Expenses:

Depreciation and
   amortization of
   intangibles                   500,334            -     586,652     186,542      182,459     3,012,029            -     6,799,522

General and administrative             -            -           -           -            -             -            -     1,034,123

Property expense                       -            -           -           -            -             -    4,745,343     6,449,047
                            ------------  ----------- -----------  ----------   ----------   -----------  -----------  ------------
                                 500,334            -     586,652     186,542      182,459     3,012,029    4,745,343    14,282,692
                            ------------  ----------- -----------  ----------   ----------   -----------  -----------  ------------

     Income before equity
       income, other
       interest income,
       gain and interest
       expense                 1,195,767    1,270,895   2,699,270     464,458      565,754     5,811,569   (4,745,343)   21,268,147

Income from equity
   investments                         -            -           -           -            -             -            -     4,567,466

Other interest income                  -            -           -           -            -             -   (2,288,394)            -

Gain on foreign currency
   transactions, net                   -            -           -           -            -             -            -        18,130

Interest expense                (779,369)           -  (1,015,427)   (234,071)    (321,289)   (4,435,522)    (413,340)  (13,116,436)
                            ------------  ----------- -----------  ----------   ----------   -----------  -----------  ------------
       Net income (loss)    $    416,398  $ 1,270,895 $ 1,683,843  $  230,387   $  244,465   $ 1,376,047  $(7,447,077) $ 12,737,307
                            ============  =========== ===========  ==========   ==========   ===========  ===========  ============

Pro forma weighted average
   shares outstanding                                                                                                    55,912,159

Pro forma earnings per
   share - basic and
   diluted (w)                                                                                                         $        .23
                                                                                                                       ============

    The accompanying notes are an integral part of the pro forma consolidated financial statements

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2005
                                   (UNAUDITED)

                             HISTORICAL                                      PRO FORMA ADJUSTMENTS
                             ----------     ----------------------------------------------------------------------------------------
                                                                                                               REYES
                                            HMS (L)   POHJOLA (M)  CLEAN EARTH(N) PRECISE (O) IDS GROUP (P)  HOLDINGS(Q) FINISAR (R)
                                            -------   -----------  -------------- ----------- -------------  ----------- -----------
Revenue:

Rental income                $  3,886,803   $ 10,169   $      -      $ 24,671      $65,110      $118,483     $       -    $ 310,204

Interest income from
   direct financing leases      1,927,002          -          -             -            -             -             -            -

Other operating income             65,965          -          -             -            -             -             -            -

Interest income from
   mortgage note receivable       563,245          -          -             -            -             -       118,388            -
                             ------------   --------   --------      --------      -------      --------     ---------    ---------
                                6,443,015     10,169          -        24,671       65,110       118,483       118,388      310,204
                             ------------   --------   --------      --------      -------      --------     ---------    ---------

Expenses:

Depreciation and
   amortization of
   intangibles                    891,429     17,275          -         8,404       16,263        20,815             -       73,331

General and administrative        907,924          -          -             -            -             -             -            -

Property expense                1,369,232          -          -             -            -             -             -            -
                             ------------   --------   --------      --------      -------      --------     ---------    ---------
                                3,168,585     17,275          -         8,404       16,263        20,815             -       73,331
                             ------------   --------   --------      --------      -------      --------     ---------    ---------

     Income before equity
        income, other
        interest income,
        gain and interest
        expense                 3,274,430     (7,106)         -        16,267       48,847        97,668       118,388      236,873

Income from equity
   investments                  1,276,986          -    (51,121)            -            -             -             -            -

Other interest income           1,500,432          -          -             -            -             -             -            -

Gain on foreign currency
   transactions, net             (165,846)         -          -             -            -             -             -            -

Interest expense               (2,042,162)         -          -        (7,357)           -       (45,431)            -      (94,027)
                             ------------   --------   --------      --------      -------      --------     ---------    ---------
       Net income (loss)     $  3,843,840   $ (7,106)  $(51,121)     $  8,910      $48,847      $ 52,237     $ 118,388    $ 142,846
                             ============   ========   ========      ========      =======      ========     =========    =========

Pro forma weighted average
   shares outstanding          55,447,733

Pro forma earnings per
   share - basic and
   diluted (W)               $        .07
                             ============

                                              PRO FORMA ADJUSTMENTS                    PRO FORMA
                               ----------------------------------------------------    ---------
                                METALS
                               AMERICA(S)   POLYPIPE (T)  TELCORDIA (U)  OTHER (V)
                               ----------   ------------  -------------  ---------
Revenue:

Rental income                  $72,333       $ 116,424     $1,794,498   $         -   $ 6,398,695

Interest income from
   direct financing leases           -               -              -             -     1,927,002

Other operating income               -               -              -             -        65,965

Interest income from
   mortgage note receivable          -               -              -             -       681,633
                              --------       ---------     ----------   -----------   -----------
                                72,333         116,424      1,794,498             -     9,073,295
                              --------       ---------     ----------   -----------   -----------

Expenses:

Depreciation and
   amortization of
   intangibles                  23,318          22,808        627,506             -     1,701,149

General and administrative           -               -              -             -       907,924

Property expense                     -               -              -       321,944     1,691,176
                              --------       ---------     ----------   -----------   -----------
                                23,318          22,808        627,506       321,944     4,300,249
                              --------       ---------     ----------   -----------   -----------

     Income before equity
        income, other
        interest income,
        gain and interest
        expense                 49,015          93,616      1,166,992      (321,944)    4,773,046

Income from equity
   investments                       -               -              -             -     1,225,865

Other interest income                -               -              -    (1,500,432)            -

Gain on foreign currency
   transactions, net                 -               -              -             -      (165,846)

Interest expense               (24,898)        (71,802)      (899,256)      (18,648)   (3,203,581)
                              --------       ---------     ----------   -----------   -----------
       Net income (loss)      $ 24,117       $  21,814     $  267,736   $(1,841,024)  $ 2,629,484
                              ========       =========     ==========   ===========   ===========

Pro forma weighted average
   shares outstanding                                                                  55,912,159

Pro forma earnings per
   share - basic and
   diluted (W)                                                                        $       .05
                                                                                      ===========

    The accompanying notes are an integral part of the pro forma consolidated financial statements

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The pro forma consolidated statement of operations of Corporate Property Associates 16 - Global Incorporated (the "Company") for the three-month period ended March 31, 2005 was derived from the historical unaudited condensed consolidated statement of operations for the three-month period ended March 31, 2005. The pro forma consolidated statement of operations for the year ended December 31, 2004 was derived from the historical audited consolidated statement of operations for the year ended December 31, 2004. The pro forma adjustments are described in Note 2.

NOTE 2. PRO FORMA ADJUSTMENTS

      2004  Acquisitions

A. In December 2003, the Company and an affiliate, Corporate Property Associates 15 Incorporated ("CPA(R):15") formed a limited partnership and purchased land and building in Kahl am Main, Germany and entered into a net lease with Actuant Corporation ("Actuant"). In May 2004, the Company exercised an option which increased its interest to 50%. In May 2004, the limited partnership obtained limited recourse mortgage financing. The pro forma financial statements have been presented as though the Company purchased its 50% interest and obtained the mortgage loan as of January 1, 2004. The limited partnership has been structured so that capital was contributed in an amount equal to the ownership interests and profits and losses and distributions are pro rata to ownership interests. The Company is accounting for its interest under the equity method of accounting. For pro forma purposes, revenue and expenses to determine pro forma equity income have been translated using the average exchange rate for the Euro for the year ended December 31, 2004 of $1.24386.

      The total cost of the Actuant property was (euro)13,724,681, ($16,768,815 based on the exchange rate for the Euro as of the date of acquisition of $1.2218). The land portion of the lease has been accounted for separately as an operating lease as it represents more than 25% of the fair value of the leased assets. The building portion of the lease has been classified as an investment in direct financing lease.

      The lease provides for initial annual rent of (euro)1,306,500 with annual rent attributable to the land portion of the lease of (euro)442,518 based on the lessee's incremental borrowing rate of 7.86% with the remaining rent attributable to the building portion of the lease. Interest income of the direct financing lease is recorded such that the Company recognizes income at a constant rate of interest and includes assumptions on the residual value of the property as of the end of the initial lease term which may differ from the cost attributed to the investment in the direct financing lease. Accordingly, interest income on the financing lease does not necessarily reflect the contractual rent that is allocable to the investment in the direct financing lease. For financial reporting purposes, no depreciation is recorded on direct financing leases.

      Interest on the mortgage loan of (euro)9,300,000 is based on an annual fixed interest rate of 6.82% with quarterly payments of principal and interest of (euro)194,328 based on a 25-year amortization schedule.

      Pro forma equity income for the year ended December 31, 2004 is $326,444, of which $174,978 is included in the historical results from operations for the year then ended. There were no pro forma adjustments for the three-month period ended March 31, 2005. Pro forma equity income for the year ended December 31, 2004 is derived as follows:

                                                                     For the year ended
                                                                      December 31, 2004
                                                                     ------------------
Rental income                                                           $ 550,430
Interest income from direct financing lease                               886,194
Interest expense                                                         (783,737)
                                                                        ---------
     Net income                                                         $ 652,887
                                                                        =========

     Company's share of net income (at 50% interest)                    $ 326,444
     Included in historical results of operations                         174,978
                                                                        ---------

     Pro forma adjustment                                               $ 151,466
                                                                        =========

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

B. In April 2004, the Company, along with two affiliates, CPA(R):15 and Corporate Property Associates 14 Incorporated ("CPA(R):14"), through a limited partnership in which the Company owns a 30.77% limited partnership interest, purchased 78 retail self-storage and truck rental facilities and entered into master lease agreements with two lessees that operate the facilities under the U-Haul brand name. The limited partnership has been structured so that capital was contributed in an amount equal to the ownership interests and profits and losses and distributions are pro rata to ownership interests. The Company is accounting for its interests under the equity method of accounting. The self-storage facilities are leased to Mercury Partners, LP, ("Mercury"), and the truck rental facilities are leased to U-Haul Moving Partners, Inc., ("U-Haul"). The total cost of the facilities was $312,445,026. The Mercury lease provides for annual rent of $18,551,115. The U-Haul lease provides for initial annual rent of $9,990,000. Each lease provides for rent increases every five years based on a formula indexed to the Consumer Price Index ("CPI").

      The limited partnership obtained $183,000,000 of limited recourse mortgage financing that provides for monthly payments of principal and interest of $1,229,804 based on an annual fixed interest rate of 6.449% and a 25-year amortization schedule.

      Depreciable and amortizable tangible and intangible assets of $243,365,026 are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $7,377,790.

      Pro forma equity income for the year ended December 31, 2004 is $2,855,643 of which $1,723,286 is included in the historical results from operations for the year then ended. There were no pro forma adjustments for the three-month period ended March 31, 2005. Pro forma equity income for the year ended December 31, 2004 is derived as follows:

                                                                    For the year ended
                                                                     December 31, 2004
                                                                    ------------------
Rental income                                                          $ 28,541,115
Depreciation and amortization                                            (7,377,790)
Interest expense                                                        (11,882,717)
                                                                       ------------
     Net income                                                        $  9,280,608
                                                                       ============

     Company's share of net income (at 30.77% interest)                $  2,855,643
     Included in historical results of operations                         1,723,286
                                                                       ------------

     Pro forma adjustment                                              $  1,132,357
                                                                       ============

C. In May 2004, the Company purchased land and buildings in Leeds, England and entered into a net lease with Polestar Petty Ltd. ("Polestar"). The cost of the Polestar property was (pound)15,560,665 ($27,920,501 based on the exchange rate for the British Pound on the date of acquisition of $1.7943). For pro forma purposes, revenue and expenses to determine pro forma equity income have been translated using the average exchange rate for the British Pound for the year ended December 31, 2004.

      The lease has an initial term through May 2029 and provides initial annual rent of (pound)1,179,496 with annual stated increases of 2.5%.

      Interest income from the direct financing lease is recorded such that the Company recognizes interest income at a constant rate of interest and includes assumptions on the unguaranteed residual value of the property at the end of the initial lease term. Interest income for the first lease year is $2,635,023. For financial reporting purposes, no depreciation is recorded on direct financing leases.

      The Company obtained a limited recourse mortgage loan of (pound)10,500,000. Interest on the mortgage loan is based on an annual fixed interest rate of 6.56% with stated principal payments which increase annually.

      Included in the historical balances for the year ended December 31, 2004 are interest income from direct financing leases of $1,661,072, interest expense of $846,589 and net income of $814,483. There were no pro forma adjustments for the three-month period ended March 31, 2005.

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

D. In June 2004, the Company purchased land and buildings in Englewood, Colorado and Chandler, Arizona and entered into a net lease with Castle Rock Industries, Inc. ("Castle Rock"). The cost of the Castle Rock property was $13,764,817. The lease has an initial term of 20 years with four 5-year renewal options and provides for initial annual rent of $1,327,620. The lease provides for annual rent increases based on increases in the CPI, capped at 5%. Rental income includes annual amortization of above-market rent intangible of $17,359.

      The Company obtained a limited recourse mortgage loan in the amount of $9,300,000 on the properties. Interest on the loan is at an annual fixed interest rate of 5.54% with monthly payments of principal and interest of $64,184, based on a 20-year amortization schedule.

      Depreciable and amortizable intangible assets of $10,384,817 are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $273,114.

      Included in the historical balances for the year ended December 31, 2004 are rental income of $759,889, depreciation and amortization of intangibles of $147,937, interest expense of $121,548 and net income of $490,404. There were no pro forma adjustments for the three-month period ended March 31, 2005.

E. In July 2004, the Company purchased land and buildings in Hampton, New Hampshire and entered into a lease with Foss Manufacturing Company, Inc. ("Foss"). The cost of the Foss property was $32,170,523. The lease provides for initial annual rent of $3,194,565 with rent increases every three years beginning with the third anniversary of the lease term based on increases in the CPI. Rental income includes annual amortization of below-market rent intangible of $1,934.

      The Company obtained a limited recourse mortgage loan of $17,000,000. Interest on the mortgage loan is based on a fixed annual interest rate of 6.6% with monthly payments of principal and interest of $127,750 based on a 20-year amortization schedule.

      Depreciable and amortizable tangible and intangible assets of $22,447,886 are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $610,740.

      Included in the historical balances for year ended December 31, 2004 are rental income of $1,598,169, depreciation and amortization of intangibles of $279,922, interest expense of $570,757, and net income of $747,490. There were no pro forma adjustments for the three-month period ended March 31, 2005.

F. In July 2004, the Company and CPA(R):15, through a limited liability company, purchased land and buildings in Finland and entered into two leases with TietoEnator Plc ("TietoEnator"). The Company owns a 40% interest in the limited liability company. The total cost of the TietoEnator properties was (euro)78,893,808 ($97,567,972 based on the exchange rate for the Euro on the date of acquisition of $1.2367). The limited partnership has been structured so that capital was contributed in an amount equal to the ownership interests and profits and losses and distributions are pro rata to ownership interests. The Company is accounting for its interests under the equity method of accounting. For pro forma purposes, revenue and expenses to determine pro forma equity income have been translated using the average exchange rate for the Euro for the year ended December 31, 2004 of $1.24386.

      The leases have an initial aggregate annual rent of (euro)5,647,776. Both leases provide for annual rent increases based on a formula indexed to a cost of living index published by Statistics Finland. Inc. Rental income includes annual amortization of a net above-market rent intangible of
      (euro)42,681.

      The limited liability company obtained limited recourse mortgage loans of
      (euro)57,200,000. Interest on the loans is based on an annual fixed interest rate of 5.16% with stated principal payments which increase annually.

      Depreciable and amortizable tangible and intangible assets are being depreciated and amortized for financial reporting purposes over periods ranging from 12.5 years to 40 years at an annual amount of
      (euro)2,156,799.

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

      Pro forma equity income for the year ended December 31, 2004 is $230,997, of which $183,867 is included in the historical results from operations for the year then ended. There were no pro forma adjustments for the three-month period ended March 31, 2005. Pro forma equity income for the year ended December 31, 2004 is derived as follows:

                                                                    For the year ended
                                                                     December 31, 2004
                                                                    ------------------
Rental income                                                           $ 6,971,954
Depreciation and amortization                                            (2,682,756)
Interest expense                                                         (3,711,705)
                                                                        -----------
     Net income                                                         $   577,493
                                                                        ===========

     Company's share of net income (at 40% interest)                    $   230,997
     Included in historical results of operations                           183,867
                                                                        -----------
     Pro forma adjustment                                               $    47,130
                                                                        ===========

G. In July 2004 and August 2004, the Company, through a 35% interest in a limited liability company, purchased properties in France and entered into leases for land and buildings with Thales Group SA ("Thales"). CPA(R):15 owns the remaining 65% in the limited liability company. The total cost for the properties was (euro)85,752,314 ($103,005,892 based on the exchange rates for the Euro as of the dates of acquisition of $1.2107 and $1.2032, respectively.). The limited liability company has been structured so that capital was contributed in an amount equal to the ownership interests and profits and losses and distributions are pro rata to ownership interests. The Company is accounting for its interest under the equity method of accounting. For pro forma purposes, revenue and expenses to determine pro forma equity income have been translated using the average exchange rate for the Euro for year ended December 31, 2004 of $1.24386.

      The Thales leases have remaining terms of approximately seven years at an initial annual rent of (euro)8,098,927. The leases provide for annual rent increases based on increases in the French INSEE index. Rental income includes net annual amortization of below-market rent intangible of
      (euro)354,352.

      In connection with the purchase, the limited liability company obtained limited recourse mortgage loans totaling (euro)63,500,000 with annual fixed interest rates of 5.09% and 5.12% and stated principal payments, which increase annually.

      Depreciable and amortizable tangible and intangible assets of
      (euro)67,218,686 are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 7 to 40 years at an annual amount of (euro)3,344,564.

      Pro forma equity income for the year ended December 31, 2004 is $838,297 of which $257,683 is included in the historical results from operations for the year then ended. There were no pro forma adjustments for the three-month period ended March 31, 2005. Pro forma equity income for the year ended December 31, 2004 is derived as follows:

                                                                     For the year ended
                                                                      December 31, 2004
                                                                     ------------------
  Rental income                                                          $ 10,514,696
  Depreciation and amortization                                            (4,145,310)
  Interest expense                                                         (3,974,250)
                                                                         ------------
       Net income                                                        $  2,395,136
                                                                         ============

       Company's share of net income (at 35% interest)                   $    838,297
       Included in historical results of operations                           257,683
                                                                         ------------
       Pro forma adjustment                                              $    580,614
                                                                         ============

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

H. In August 2004, the Company purchased land and buildings in Kearney, Missouri; York, Nebraska; Fair Bluff, North Carolina; Wallbridge, Ohio; Middlesex, Pennsylvania; Rocky Mount, Virginia and Martinsburg, West Virginia; and entered into a net lease with Ply Gem Industries, Inc. ("Ply Gem"). The Company also purchased a property in Calgary, Alberta Canada, on the same date, and entered into a net lease with Ply Gem. The total cost of the Ply Gem properties was $37,884,817. For pro forma purposes, revenue and expenses on the Canadian property have been translated using the average exchange rate for the Canadian Dollar for the year ended December 31, 2004 of $0.77014.

      The leases for the domestic properties and the Canadian property provide for initial annual rent of $2,980,575 and CAD 692,329, respectively, and each lease provides for annual rent increases based on increases in the CPI of the respective countries. The land portion of the Canadian lease has been accounted for separately as an operating lease as it represents more than 25% of the fair value of the leased assets. Annual land rent is CAD 273,141. The building portion of the Canadian lease and the domestic leases have been classified as an investment in direct financing lease.

      Interest income from the direct financing leases are recorded such that the Company recognizes interest income at a constant rate of interest and includes assumptions on the unguaranteed residual value of the property at the end of the initial lease term. Interest income for the first lease year is $3,180,179. For financial reporting purposes, no depreciation is recorded on direct financing leases.

      The Company obtained a limited recourse mortgage loan of $17,650,000 on the domestic properties and CAD 4,250,000 (approximately $3,535,788 based on the exchange rate for the Canadian Dollar on the date of the loan closing) on the Calgary property. Interest on the domestic mortgage loan is at an annual fixed interest rate of 6.14% with monthly payments of principal and interest of $127,880 based on a 20-year amortization schedule. Interest on the Canadian mortgage loan is at an annual fixed interest rate of 6.23% with monthly payments of principal and interest of CAD 27,776 based on a 25-year amortization schedule.

      Included in the historical balances for the year ended December 31, 2004 are rental income of $75,641, interest income from direct financing leases of $1,078,644, interest expense of $231,341 and net income of $922,944. There were no pro forma adjustments for the three-month period ended March 31, 2005.

I. In September 2004, the Company purchased land and a building in Tinton Falls, New Jersey and assumed the existing lease with Xpedite Systems, Inc. ("Xpedite"). The total cost for the property was $15,522,251.

      The Xpedite lease provides for annual rent of $1,395,000 as of the date of assumption. As a result of stated rent increases, rental income will be recognized on an annual straight-line basis of $1,519,485. Rental income also includes annual amortization of below-market rent intangible of $73,281.

      The Company obtained a limited recourse mortgage loan of $10,250,000. Interest on the mortgage loan is at a fixed interest rate of 5.85% with monthly payments of principal and interest of $68,357 based on a 22.5-year amortization schedule.

      Depreciable and amortizable tangible and intangible assets of $14,683,298 are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from approximately 12 to 40 years at an annual amount of $441,074.

      Included in the historical balances for the year ended December 31, 2004 are rental income of $467,244, depreciation and amortization of intangibles of $128,646, interest expense of $178,721 and net income of $159,877. There were no pro forma adjustments for the three-month period ended March 31, 2005.

J. In December 2004, the Company purchased land and buildings in Vantaa (Helsinki), Finland and Linkoping, Sweden and entered into net lease agreements with Plantasjen ASA ("Plantasjen"). The cost of the Finland property was (euro)15,387,460 ($20,831,543 based on the exchange rate for the Euro on the date of acquisition). The cost of the Sweden property was 67,034,581 Swedish Kroner ("SEK") ($10,075,298 based on the exchange rate for the SEK on the date of acquisition). For pro forma purposes, revenue and expenses have been translated using the

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED average exchange rate for the year ended December 31, 2004 of $1.24386 for the Euro and $0.13639 for the SEK.

      The Finland lease provides for initial annual rent of (euro)1,080,404. The Sweden lease provides for initial annual rent of SEK 4,650,750. Both leases provide for annual rent increases based on the CPI of each respective country.

      Interest income from the direct financing lease is recorded such that the Company recognizes interest income at a constant rate of interest and includes assumptions on the unguaranteed residual value of the property at the end of the initial lease term. Interest income on the Finland and Sweden leases for the first lease year are (euro)890,404 and SEK 4,204,920, respectively. For financial reporting purposes, no depreciation is recorded on direct financing leases.

      The Company obtained a limited recourse mortgage loans of (euro)10,027,094 and of SEK 42,280,400 on Finland and Sweden properties, respectively. Interest on the Finland and Sweden mortgage loans are based on annual interest rates of 4.81% and 5.25%, respectively, with stated principal payments that increase annually.

      Included in the historical balances for the year ended December 31, 2004 are interest income from financing leases of $29,761, interest expense of $13,583 and net income of $16,178. There were no pro forma adjustments for the three-month period ended March 31, 2005.

K. In December 2004, the Company acquired a $20,000,000 interest in a $165,000,000 mortgage loan collateralized by the distribution facilities of Atlanta, Georgia-based BlueLinx Holdings Inc. ("BlueLinx"). The cost of the interest acquired was $20,300,000. The acquired interest represents the junior position in a $165,000,000 five-year floating rate first mortgage loan against BlueLinx's real estate portfolio. The Company's participation in the note bears annual interest at the higher of the one-month London Interbank Offering Rate ("LIBOR") or 2%, plus 4.5%. Certain costs incurred in connection with the acquisition are being amortized over the term of the loan, resulting in an annual reduction to other interest income of approximately $103,000. For pro forma purposes, an annual interest rate of 6.5% was used for the year ended December 31, 2004. There were no pro forma adjustments for the three-month period ended March 31, 2005.

      2005 Acquisitions

L. In January 2005, the Company purchased land and building located in Southfield, Michigan and entered into a net lease agreement with Solomon Office Associates, L.L.C., ("Solomon") a subsidiary of HMS Healthcare, Inc. ("HMS") for 81.65% of the leaseable space of the property and assumed two leases with existing tenants for the remaining 18.35% of the leaseable space. The cost of the property was $18,731,937.

      The Solomon lease provides for initial annual rent of $1,228,354 with stated rent increases of 6.903% every third year. The assumed leases for the remaining leasable space provide for initial annual rent of $318,465 and $62,977. As a result of stated rent increases, rental income will be recognized on an annual straight-line basis of $1,884,313. Rental income also includes annual amortization of above-market rent intangible of $70,710. The lease obligations of the tenants are guaranteed by HMS, Sloans Lake Managed Care, Inc. and PPOM, L.L.C.

      Depreciable and amortizable tangible and intangible assets of $16,981,937 are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $414,589.

      Included in the historical balances for the three-month period ended March 31, 2005 are rental income of $443,342, depreciation and amortization of intangibles of $86,373, and net income of $356,969.

M. In January 2005, the Company, through a 40% interest in a limited liability company, purchased land and buildings in Helsinki, Finland and entered into a net lease with Pohjola Non-Life Insurance Company ("Pohjola"). CPA(R):15 owns the remaining 60% interest in the limited liability company. The total cost for the property was (euro)83,631,587 ($113,287,348 based on the exchange rate for the Euro on the date of acquisition of $1.3546. The limited liability company has been structured so that capital was contributed in an amount equal to the ownership interests and profits and losses and distributions are

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED pro rata to ownership interests. The Company is accounting for its interest under the equity method of accounting. For pro forma purposes, revenue and expenses to determine pro forma equity income have been translated using the average exchange rate for the Euro for the year ended December 31, 2004 and the three-month period ended March 31, 2005 of $1.24386 and of $1.31241, respectively.

      The lease has an initial term of approximately 10 -1/2 years with a 5-year minimum renewal option and provides for initial annual rent of
      (euro)6,000,000. Rental income also includes annual amortization of above-market rent intangible of (euro)21,165. The lease provides for annual rent increases based on the Finland CPI.

      The limited liability company obtained a limited recourse mortgage loan of
      (euro)62,500,000 with a fixed annual interest rate of 4.59% through February 2007 and then 4.57%, thereafter, for the remainder of the loan term, with stated principal payments, which increase annually.

      Depreciable and amortizable tangible and intangible assets of
      (euro)65,406,587 are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 10.5 to 40 years at an annual amount of (euro)2,480,532.

      Pro forma equity income for the year ended December 31, 2004 and the three-month period ended March 31, 2005 is $316,085 and $84,600, respectively, of which $135,721, is included in the historical results from operations for the three-month period ended March 31, 2005, and is derived as follows:

                                                                 For the year ended           Three months ended
                                                                  December 31, 2004              March  31, 2005
                                                                 ------------------       ------------------------
Rental income                                                         $ 7,436,834                 $ 1,961,671
Depreciation and amortization                                          (3,085,435)                   (813,869)
Interest expense                                                       (3,561,187)                   (936,303)
                                                                      -----------                 -----------
     Net income                                                       $   790,212                 $   211,499
                                                                      ===========                 ===========

     Company's share of net income (at 40% interest)                  $   316,085                 $    84,600
                                                                      ===========
     Included in historical results of operations                                                     135,721
                                                                                                  -----------
     Pro forma adjustment                                                                         $   (51,121)
                                                                                                  ===========

N. In January 2005, the Company purchased land and building in Cynthiana, Kentucky and entered into a net lease agreement with Clean Earth Kentucky, LLC ("Clean Earth"). The cost of the Clean Earth property was $7,366,492.

      The lease provides for initial annual rent of $710,500 with annual rent increases based on the CPI. Rental income also includes annual amortization of below-market rent intangible of $23,846.

      The Company obtained a limited recourse mortgage loan of $4,550,000 with a fixed annual interest rate of 6.08%, with monthly interest and principal payments of $32,808 based on a 20-year amortization schedule.

      Depreciable and amortizable tangible and intangible assets are $6,606,492 and will be depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $201,687.

      Included in the historical balances for the three-month period ended March 31, 2005 are rental income of $158,910, depreciation and amortization of intangibles of $42,018, interest expense of $59,111, and net income of $57,781.

O. In January 2005, the Company purchased land and buildings in Buffalo Grove, Illinois and entered into a net lease agreement with Precise Technology Group, Inc. ("Precise"). The cost of the Precise property was $16,469,372.

      The lease provides for initial annual rent of $1,447,625 with rent increases every second year based on the CPI.

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

      Depreciable and amortizable tangible and intangible assets are $14,349,372 and will be depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $390,302.

      Included in the historical balances for the three-month period ended March 31, 2005 are rental income of $296,796, depreciation and amortization of intangibles of $81,313, and net income of $215,483.

P. In January 2005, the Company purchased land and buildings in Lamlukka and Bangpa-In, Thailand and entered into net lease agreements with LFD Manufacturing Limited and IDS Logistics (Thailand) Limited. The total cost for the properties is 911,108,620 Thai Baht ("THB") ($23,688,824 based on the exchange rate for the THB on the date of acquisition of $0.026). In connection with the purchase, the Company is committed to funding expansions, at both properties. The amount applicable to the proposed expansions is THB 135,000,000 for the Lamlukka property and THB 80,000,000 for the Bangpa-In property. For pro forma purposes, revenues and expenses have been translated using the average exchange rate for the THB for the year ended December 31, 2004 and the three-month period ended March 31, 2005 of $0.02489 and $0.02594, respectively. No pro forma effect is reflected for the proposed expansions.

      The leases provide for initial annual rent of THB 57,502,500, with rent increases every three years based on increases in the Thailand cost of living index. Rental income also includes annual amortization of below-market rent intangible of THB 10,641,363. The leases are guaranteed by the parent IDS Group Limited.

      The Company obtained a limited recourse mortgage loan of THB 440,000,000 with a fixed annual interest rate of 7.15%, with stated principal payments increasing over the term of the loan. In the event the expansion takes place, the Company has obtained a commitment from the lender which allows the Company to increase its borrowing under the loan facility by THB 150,000,000 at substantially the same terms as the original borrowing.

      Depreciable and amortizable tangible and intangible assets are THB 549,601,372 and are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 15 to 40 years at an annual amount of THB 20,101,808.

      Included in the historical balances for the three-month period ended March 31, 2005 are rental income of $323,430, depreciation and amortization of intangible of $105,535, interest expense of $157,057, and net income of $60,838.

Q. In January 2005, the Company originated a $54,000,000 mortgage collateralized by distribution and storage facilities of Reyes Holdings L.L.C. The mortgage was originated as a 10-year loan with a 25-year amortization schedule, bearing interest at a fixed rate of approximately 6.34%. The Company arranged for the syndication of the first $41,260,000 in the form of an A-note, bearing interest at a fixed rate of 5.14%. In consideration for an investment of $12,740,000 the Company obtained the $12,740,000 B-note, which bears interest at a fixed rate of 6.34%, and an interest only participation in the A-note for the difference between the stated amounts payable under the A-note and the amounts receivable from the interests sold to the participants in the A-note (the difference between the amounts payable at an annual rate of 6.34% and 5.14%).
      Annual cash flow from this investment, including installments of principal, in the mortgage loan is expected to approximate $1,515,000. Certain costs incurred in connection with the acquisition are being amortized over the term of the loan, resulting in an annual reduction to interest income of approximately $6,370.

R. In February 2005, the Company purchased land and buildings in Sunnyvale, California and Allen, Texas and entered into a net lease agreement with Finisar Corporation ("Finisar"). The total cost of the Finisar properties was $29,292,330. The lease provides for initial annual rent of $2,950,510 with stated annual rent increases of 2.25%. As a result of stated rent increases, rental income will be recognized on an annual straight-line basis of $3,463,740. Rental income includes annual amortization of above-market rent intangible of $177,818.

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

      The Company obtained a limited recourse mortgage loan of $17,000,000 with a fixed annual interest rate of 5.96%, with monthly interest and principal payments of $121,401 based on a 15-year amortization schedule.

      Depreciable and amortizable tangible and intangible assets are $15,665,060 and will be depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $586,652.

      Included in the historical balances for the three-month period ended March 31, 2005 are rental income of $511,277, depreciation and amortization of intangible of $73,331, interest expense of $157,609, and net income of $280,337.

S. In February 2005, the Company purchased land and building in Shelby, North Carolina and entered into a net lease agreement with MetalsAmerica, Inc. ("Metals"). The total cost of the Metals property was $7,436,520.

      The lease provides for initial annual rent of $651,000, with rent increases every five years based on increases in the CPI.

      The Company obtained a limited recourse mortgage loan of $4,000,000 with a fixed annual interest rate of 5.84%, with monthly interest and principal payments of $28,289 based on a 20-year amortization schedule.

      Depreciable and amortizable tangible and intangible assets are $6,886,520 and will be depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $186,542.

      Included in the historical balances for the three-month period ended March 31, 2005 are rental income of $90,417, depreciation and amortization of intangible of $23,318, interest expense of $33,093, and net income of $34,006.

T. In February 2005, the Company purchased land and buildings in Fernley, Nevada; Gainesville, Texas; Sandersville, Georgia and Erwin, Tennessee and entered into a net lease agreement with PolyPipe, Inc. ("PolyPipe"). The total cost of the PolyPipe properties was $8,670,157. The lease provides for initial annual rent of $786,600, with rent increases every three years based on increases in the CPI. Rental income also includes annual amortization of above-market rent intangible of $38,387.

      The Company obtained a limited recourse mortgage loan of $5,000,000 with a fixed annual interest rate of 6.50%, with monthly interest and principal payments of $37,279 based on a 20-year amortization schedule.

      Depreciable and amortizable tangible and intangible assets are $6,774,657 and will be depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $182,459.

      Included in the historical balances for the three-month period ended March 31, 2005 are rental income of $70,629, depreciation and amortization of intangible of $22,808, interest expense of $7,222, and net income of $40,599.

U. In March 2005, the Company purchased land and buildings in Piscataway, New Jersey and entered into a net lease with Telcordia Technologies, Inc. ("Telcordia"). The total cost for the Telcordia property $116,459,046.

      The lease has an initial term of 18.5 years with four five-year renewal options. The lease provides for initial annual rent of $8,913,190, with annual rent increases based on increases in the CPI. Rental income includes annual amortization of above-market rent intangible of $89,592.

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

      The Company obtained a limited recourse mortgage loan of $79,686,000 with a fixed annual interest rate of 5.49%. Monthly payments of interest only are due for the first two years of the loan, with monthly interest and principal payments of $464,849 due thereafter based on a 28-year amortization schedule.

      Depreciable and amortizable tangible and intangible assets are $95,801,600 and will be depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $3,012,029.

      Included in the historical balances for the three-month period ended March 31, 2005 are rental income of $411,402, depreciation and amortization of intangible of $125,501, interest expense of $206,586, and net income of $79,315.

      OTHER

V. The Company pays W. P. Carey & Co. LLC, its advisor, a combined asset management fee equal to 1% per annum of average invested assets (of which -1/2% is subject to meeting a cumulative non-compounded return of 6%), i.e., the Company's pro rata share of amounts invested in real estate, net of unpaid deferred acquisition fees. Based on average invested assets of $638,374,276 as of March 31, 2005, the pro forma fees amount to $6,383,743 for the year ended December 31, 2004 and $1,595,936 for the three-month period ended March 31, 2005, of which $1,638,400 and $1,273,992, respectively, are included in the historical results of operations, and are reflected in property expense in the accompanying pro forma consolidated statements of operations for the respective periods. The Company's pro forma of deferred acquisition fees payable to an affiliate amount to $11,696,657 as of March 31, 2005 and bear interest at an annual rate of 5%, or $584,833 for the year ended December 31, 2004 and $146,208 for the three-month period ended March 31, 2005, of which $171,493 and $127,560, respectively, and which is included in interest expense in the historical results of operations for the respective periods. For pro forma purposes, other interest income from uninvested cash is eliminated based on an assumption that substantially all cash proceeds of the offering have been invested in real estate.

W. The pro forma weighted average shares outstanding for the year ended December 31, 2004 and the three-month period ended March 31, 2005 were determined as if all shares issued since the inception of the Company's "best-efforts" initial offering were issued on January 1, 2004. The offering concluded in March 2005.